Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042    HV-5776 - PremierSolutions Cornerstone

333-72042    HV-5795 - PremierSolutions Standard (Series A)

333-72042    HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated March 18, 2022 to your Prospectus

FUND NAME CHANGE

Effective April 13, 2022, the following name changes will be made to your Prospectus:

Current Name	New Name
Goldman Sachs Capital Growth Fund	Goldman Sachs Large Cap Core Fund
Goldman Sachs Growth Opportunities Fund	Goldman Sachs Mid Cap Growth Fund

As a result of these change, all references to the Current Names in your Prospectus will be deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.